SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report: February 10, 2005
(Date of earliest event reported)

                  Wachovia Commercial Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)

North Carolina                 333-120922-01                     56-1643598
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(State or Other                 (Commission                   (I.R.S. Employer
Jurisdiction of                File Number)                  Identification No.)
Incorporation)

 301 South College Street, Charlotte, North Carolina                  28288-0166
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      (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (704) 374-6161

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Item 8.01. Other Events.

            On January 27, 2005, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C16 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of January 1, 2005, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer and special servicer with respect to the 17 Battery Place Loan, GMAC Commercial Mortgage Corporation, as special servicer except with respect to the 17 Battery Place Loan, and Wells Fargo Bank, N.A., as trustee. The Certificates consist of twenty-eight classes (each, a "Class") of Certificates, nine of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-AB Certificates", the "Class A-4 Certificates", the "Class A-J Certificates", the "Class B Certificates", the "Class C Certificates", and the "Class D Certificates" (collectively, the "Offered Certificates"); and nineteen of which Classes are designated as the "Class A-1A Certificates, the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the " Class O Certificates", the "Class P Certificates", the "Class X-C Certificates", the "Class X-P Certificates", the "Class EH Certificates", the "Class TO Certificates", the "Class Z Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 183 commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,063,442,241. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2005, between the Registrant and Wachovia, certain of the Mortgage Loans (the "Countrywide Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc. ("Countrywide") pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2005, between the Registrant and Countrywide, and certain of the Mortgage Loans (the "Artesia Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia", and collectively with Wachovia, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2005, between the Registrant and Artesia. The source of funds for payment of the purchase price for the Wachovia Loans, the Countrywide Loans and the Artesia Loans paid by the registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Securities"), Countrywide Securities Corporation ("Countrywide Securities"), ABN AMRO Incorporated ("ABN AMRO"), Credit Suisse First Boston LLC ("CSFB"), Deutsche Bank Securities Inc. ("Deutsche Bank") and Greenwich Capital Markets, Inc. ("Greenwich") pursuant to an Underwriting Agreement, dated January 19, 2005, among the Registrant, Wachovia, Wachovia Securities, Countrywide Securities, ABN AMRO, CSFB, Deutsche Bank and Greenwich (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated January 19, 2005, among the Registrant, Wachovia, Wachovia Securities and Countrywide Securities (pertaining to the Class A-1A, Class X-C, Class X-P, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class EH and Class TO Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On January 27, 2005, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated January 19, 2005, and the Prospectus Supplement, dated January 19, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements - Not Applicable.

(b) Pro Forma Financial Information - Not Applicable.

(c) Exhibits.

Item 601(a) of
Regulation S-K
Exhibit No.       Description
--------------    -----------

(1.1) Underwriting Agreement, dated January 19, 2005, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Countrywide Securities Corporation, ABN AMRO Incorporated, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc.

(4.1) Pooling and Servicing Agreement, dated as of January 1, 2005, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer and special servicer with respect to the 17 Battery Place Loan, GMAC Commercial Mortgage Corporation, as special servicer except with respect to the 17 Battery Place Loan, and Wells Fargo Bank, N.A., as trustee.

(99.1) Mortgage Loan Purchase Agreement, dated as of January 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of January 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Countrywide Commercial Real Estate Finance, Inc.

(99.3) Mortgage Loan Purchase Agreement, dated as of January 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.


                                        By: /s/ William J. Cohane
                                            ------------------------------------
                                            Name: William J. Cohane
                                            Title: Managing Director

Date: February 10, 2005